SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
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                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                Date of Report:  October 23, 1995



                    ROBOTIC VISION SYSTEMS, INC.
        (Exact name of Registrant as specified in charter)



  Delaware                   0-8623                    11-2400145
(State or other       (Commission File No.)          (IRS Employer
jurisdiction of                                   Identification Number)
incorporation)



            425 Rabro Drive East, Hauppauge, New York       11788
             (Address of principal executive offices)     (Zip Code)



  Registrant's telephone number, including area code:  (516) 273-9700

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Item 2.  Acquisition or Disposition of Assets.

          On October 23, 1995, Registrant consummated an acquisition transaction contemplated by an Agreement and Plan of Merger and Reorganization dated as of October 20, 1995 (the "Merger Agreement"), with International Data Matrix, Inc., a privately owned company located in Clearwater, Florida ("IDM"), whereby IDM became a wholly-owned subsidiary of Registrant (the "IDM Merger"). IDM markets a line of 2-D Data Matrix code readers.

          The Merger Agreement provided that each then outstanding share of IDM common stock would be converted into the right to receive, and become exchangeable for (the "Exchange Ratio"), 2.558 shares of Registrant's Common Stock. Based upon the Exchange Ratio, Registrant will issue approximately 369,870 shares of its common stock to IDM's stockholders.

          The IDM Merger was structured as a tax-free reorganization and will be accounted for by Registrant as a pooling of interests.



Item 7. Financial Statements and Exhibits.


          (a)  Financial Statements of IDM.*

               (i)       Report of Deloitte & Touche LLP,
                         Independent Auditors;

               (ii) Balance Sheets of IDM as of September 30, 1995 and December 31, 1994;

               (iii)     Statements of Operations of IDM for the
                         nine months ended September 30, 1995 and the year ended December 31, 1994;

               (iv) Statements of Stockholders' Equity of IDM for the nine months ended September 30, 1995 and the year ended December 31, 1994;

               (v)       Statements of Cash Flows of IDM for the
                         nine months ended September 30, 1995 and the year ended December 31, 1994;

               (vi)      Notes to the Financial Statements of IDM.




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          (b)  Pro Forma Financial Information.*

               (i)       Unaudited Combined Summary of Pro Forma
                         Statements of Operations for the years
                         ended September 30, 1995, 1994, and 1993;

               (ii)      Unaudited Pro Forma Combined Balance
                         Sheet as of September 30, 1995;

               (iii)     Unaudited Pro Forma Combined Statements
                         of Operations for the Years Ended
                         September 30, 1995, 1994 and 1993; and

               (iv)      Notes to Unaudited Pro Forma Financial
                         Information.


          (c)  Exhibits.

               (i) Agreement and Plan of Merger and Reorga-nization dated as of October 20, 1995 by and among Robotic Vision Systems, Inc.,
                         RVSI Second Acquisition Corp. and
                         International Data Matrix, Inc.



* Registrant's provision of historical financial statements of IDM and pro forma financial information relating to the Merger within 15 days after the Merger, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. Registrant will file such historical financial statements and pro forma financial information no later than 75 days after the Merger.



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                             SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 1, 1995            ROBOTIC VISION SYSTEMS, INC.
                                        (Registrant)


                                    By:  /s/Robert H. Walker
                                         Robert H. Walker
                                         Executive Vice President